                             LETTER OF TRANSMITTAL

                             NUEVO ENERGY COMPANY



                               OFFER TO EXCHANGE

              8-7/8% Series B Senior Subordinated Notes Due 2008
Which Have Been Registered Under The Securities Act of 1933, As Amended Pursuant
                    To The Prospectus Dated August 20, 1998

                                      FOR

                                ALL OUTSTANDING
              8-7/8% Series A Senior Subordinated Notes Due 2008

       The Exchange Offer Will Expire At 5:00 P.M., New York City Time,
                             On September 24, 1998
                    Unless Extended (the "Expiration Date")

           OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN
          AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
                   BUSINESS DAY PRIOR TO THE EXPIRATION DATE

Deliver to STATE STREET BANK AND TRUST COMPANY, Exchange Agent

by registered or certified mail:           by hand or overnight delivery:

  State Street Bank and Trust Company     State Street Bank and Trust Company
  Corporate Trust Department              Two International Place
  Post Office Box 778                     Corporate Trust Window, Fourth Floor
  Boston, Massachusetts  02102            Boston, Massachusetts  02110
  Attention:  Kellie Mullen               Attention:  Kellie Mullen

Telephone:  (617) 664-5587
Facsimile:  (617) 664-5290  (for Eligible Institutions only)

(originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated August 20, 1998 (the "Prospectus"), of Nuevo Energy Company, a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange, from the registered holders (the "holders") thereof an aggregate principal amount of up to $100,000,000 of the Company's 8-7/8% Series B Senior Subordinated Notes due 2008 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration

Statement of which the Prospectus is part, for a like principal amount of the issued and outstanding 8-7/8% Series A Senior Subordinated Notes due 2008 (the "Outstanding Notes") of the Company. Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

     For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Outstanding Notes or, if no interest has been paid, from June 8, 1998. Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders whose Outstanding Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be completed by a holder of Outstanding Notes either if certificates for such Outstanding Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the DTC has received an express acknowledgment from the tendering holder, which acknowledgment states that such holder has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such holder. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at the DTC (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes Guaranteed Delivery" section of the Prospectus. See Instruction 1. Delivery of documents to the DTC does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     The undersigned, by completing the box entitled "Description of 8-7/8% Series A Senior Subordinated Notes due 2008" below and signing this Letter, will be deemed to have tendered the Outstanding Notes as set forth in such box below.

               PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND
              THE PROSPECTUS CAREFULLY BEFORE COMPLETING THE BOXES

  THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS
     AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Outstanding Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

                     DESCRIPTION OF 8-7/8% SERIES A SENIOR
                          SUBORDINATED NOTES DUE 2008

----------------------------------------------------------------------------------------------------------------
     NAME AND ADDRESS OF REGISTERED                                    AGGREGATE             PRINCIPAL AMOUNT
     HOLDERS (AS IT/THEY APPEAR(S)                                 PRINCIPAL AMOUNT          TENDERED (MUST BE
             ON THE NOTES)                     CERTIFICATE          REPRESENTED BY         IN INTEGRAL MULTIPLES
       (PLEASE FILL IN IF BLANK)                NUMBERS(*)          CERTIFICATE(S)             OF $1,000)**
----------------------------------------------------------------------------------------------------------------
                                        ------------------------------------------------------------------------

                                        ------------------------------------------------------------------------

                                        ------------------------------------------------------------------------

                                        ------------------------------------------------------------------------

                                        ------------------------------------------------------------------------

                                        ------------------------------------------------------------------------

                                        ------------------------------------------------------------------------
                                              TOTAL
----------------------------------------------------------------------------------------------------------------

*    Need not be completed by book-entry holders.
** Unless indicated in the column labeled "Principal Amount Tendered," any tendering holder of 8-7/8% Series A Senior Subordinated Notes due 2008 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificates(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal. The minimum permitted tender is $1,000 in principal amount of 8-7/8% Series A Senior Subordinated Notes due 2008 and all tenders must be in integral multiples of $1,000 in principal amount.

[_]  Check here if tendered Outstanding Notes are enclosed herewith.

[_] Check here if tendered Outstanding Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with DTC and complete the following (for use by eligible institutions (as hereinafter defined) only):

Name of Tendering Institution___________________________________________________

Account Number__________________________________________________________________

Transaction Code Number_________________________________________________________

[_] Check here and enclose a photocopy of the Notice of Guaranteed Delivery if tendered Outstanding Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following (for use by eligible institutions only):

Name(s)of Registered Holder(s)__________________________________________________

Date of Execution of Notice of Guaranteed Delivery______________________________

Window Ticket Number (if available)_____________________________________________

Name of Institution which Guaranteed Delivery___________________________________

Account Number (if delivered by book-entry transfer)____________________________

Transaction Code Number (if delivered by book-entry transfer)___________________

Tendering Institution (if delivered by book-entry transfer)_____________________

   ---------------------------------         -------------------------------
   SPECIAL ISSUANCE INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
   (See Instructions 3, 4 and 5)               (See Instructions 3 and 4)

   To be completed ONLY (i) if               To be completed ONLY if
   certificates for Outstanding              certificates for Outstanding
   Notes not tendered, or                    Notes not tendered, or
   Exchange Notes issued in                  Exchange Notes issued in
   exchange for Outstanding                  exchange for Outstanding Notes
   Notes accepted for exchange,              accepted for exchange, are to
   are to be issued in the name              be delivered to someone other
   of someone other than the                 than the undersigned, or to
   undersigned, or (ii) if                   the undersigned at an address
   Outstanding Notes tendered                other than that shown above.
   by book-entry transfer which
   are not exchanged are to be               Mail to:
   returned by credit to an
   account maintained at the                 Name:________________________
   DTC other than the DTC                            (Please Print)
   Account Number set forth
   above.                                    Address:_____________________

   Issue certificate(s) to:                  _____________________________
                                                   (Include Zip Code)
   Name_______________________
          (Please Print)
                                             _____________________________
   Address____________________               (Tax Identification or Social
                                             Security No.)
   ___________________________
        (Include Zip Code)

   ___________________________
   (Tax Identification or
   Social Security No.)

   Credit Outstanding Notes not
   exchanged and delivered by
   book-entry transfer to the
   DTC account set forth below:

   ___________________________
   DTC Account Number
   ---------------------------------         -------------------------------

       SIGNATURES MUST BE PROVIDED BELOW.  PLEASE READ THE ACCOMPANYING
                            INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes described above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Outstanding Notes with full power of substitution to (i) deliver certificates for such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Outstanding Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

  2. The undersigned hereby represents, warrants and agrees that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Outstanding Notes and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies when the same are accepted by the Company.

  3. The undersigned also acknowledges that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or a broker-dealer who acquired Outstanding Notes exchanged for such Exchange Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not participating, and have no arrangement with any person to participate, in a distribution of such Exchange Notes; however, the Commission has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned or person receiving the Exchange Notes is a broker-dealer that will receive Exchange Notes for its own account, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges and agrees that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Each such broker-dealer agrees that upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or the occurrence of certain other events specified in the Registration Agreement, such broker-dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker-dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC, and (ii) a broker-dealer that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the Registration Agreement (including certain indemnification rights and obligations).

  4. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

          (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the holder whether or not the undersigned;

          (ii) the holder is not participating in and does not intend to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes;

          (iii) the holder does not have an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes; and

          (iv) the holder is not an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act, of the Company or, if the undersigned is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

  5. The undersigned may, if, and only if, unable to make all of the representations and warranties contained in Item 4, above, elect to have its Outstanding Notes registered in the shelf registration statement described in the registration agreement (the "Registration Agreement") dated as of June 8, 1998, among the Company and the Initial Purchasers. Such election may be made by checking the box under "Special Registration Instructions" on page 7. By making such election, the undersigned agrees, as a holder of Outstanding Notes or Exchange Notes participating in a shelf registration, to indemnify and hold harmless the Company, each of its directors, each of its officers who signs such shelf registration statement and each person who controls the Company within the meaning of either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission of alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; but only with respect to information relating to the undersigned furnished in writing by or on behalf of the undersigned expressly for use in the Registration Statement, the preliminary Prospectus or Prospectus or any amendments or supplements thereto. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Agreement.

  6. The undersigned acknowledges that the Company's acceptance of properly tendered Outstanding Notes pursuant to the procedures described under the caption "The Exchange Offer Procedures for Tendering Outstanding Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned warrants and agrees to, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer Withdrawal Rights" section of the Prospectus. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" above, please issue the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at the DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" above, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address(es) shown above in the box entitled "Description of 8-7/8% Series A Senior Subordinated Notes due 2008."

--------------------------------------------------------------------------------
                       SPECIAL REGISTRATION INSTRUCTIONS

    To be completed ONLY if (i) the undersigned satisfies the conditions set forth in Item 5 above, (ii) the undersigned elects to register its Outstanding Notes in the shelf registration statement described in the Registration Agreement and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in Item 5 above. (See Item 5.)

[_] By checking this box the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 4 above,
(ii) elects to have its Outstanding Notes registered pursuant to the shelf registration statement described in the Registration Agreement and (iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, Item 5 above.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                Name:         ________________________________________
                Address:      ________________________________________
                              ________________________________________
                              ________________________________________
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                     (Complete accompanying Substitute W-9)


---------------------------------      ------------------------------, 1998
  Signature(s) of Holder(s)                        Date

---------------------------------      ------------------------------, 1998
  Signature(s) of Holder(s)                        Date


Area Code and Telephone Number:___________________________________________

     This letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):________________________________________________________________________
                             (Please Type or Print)

Capacity (Full Title):__________________________________________________________

Address:________________________________________________________________________
                              (Including Zip Code)


               SIGNATURE GUARANTEE (if required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------
                                   (Address)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Date:__________________, 1998

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER AND OUTSTANDING NOTES, GUARANTEED DELIVERY PROCEDURES. This Letter is to be completed by holders of Outstanding Notes either if certificates for such Outstanding Notes are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer Procedures for Tendering Outstanding Notes Book Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the DTC has received an express acknowledgment from the tendering holder, which acknowledgment states that such holder has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such holder. Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer Procedures for Tendering Outstanding Notes Guaranteed Delivery" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution; (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Notes and the amount of Outstanding Notes tendered stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are deposited by the Eligible Institution within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Outstanding Notes and all other required documents is at the option and sole risk of the tendering holders, and the delivery will be deemed made only when actually received by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, or by an overnight delivery service, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     Only a holder (as defined in the Prospectus) of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial holder of Outstanding Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such holder's name or obtain a properly completed bond power from the registered holder.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Outstanding Notes and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which, or exchange for, would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer or any irregularities or conditions of tender as to particular Outstanding Notes whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date. See "The Exchange Offer" section of the Prospectus.

     2. PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled "Description of 8-7/8% Series A Senior Subordinated Notes due 2008 Principal Amount Tendered." A reissued certificate representing the balance of nontendered Outstanding Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box of this Letter, promptly after the Expiration Date. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS, GUARANTEE OF SIGNATURES. If this Letter is signed by the holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a DTC security position listing without any change whatsoever.

     If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each, an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Outstanding Notes are tendered: (i) by a registered holder of Outstanding Notes (or by a participant in DTC whose name appears on a security position listing as the owner) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter and Exchange Notes are being issued directly to such registered holder (or deposited in the holder's account at DTC), or (ii) for the account of an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Note holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the DTC. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter.

     5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering holder and the Exchange Agent will retain possession of an amount of

Exchange Notes with a face amount equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter.

     6. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions to the Exchange Offer enumerated in the Prospectus.

     7. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

     8. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     9. WITHDRAWAL OF TENDERS. Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the business day prior to the Expiration Date. For a withdrawal of a tender of Outstanding Notes to be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the business day prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the "Depositor"),
(ii) identify the Outstanding Notes to be withdrawn (including the certificate number or numbers (where certificates for Outstanding Notes have been transmitted) and principal amount of such Outstanding Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Outstanding Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Outstanding Notes are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.
Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

     11. IMPORTANT TAX INFORMATION. Under current federal income tax law, a holder of Exchange Notes is required to provide the Company (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent backup withholding on any Exchange Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Exchange

Notes. If a holder of Exchange Notes is an individual, the TIN is such holder's social security number. If the Company is not provided with the correct taxpayer identification number, a holder of Exchange Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. Accordingly, each prospective holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

     Certain holders of Exchange Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of Exchange Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Exchange Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. To prevent backup withholding on any Exchange Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Exchange Notes, each prospective holder of Exchange Notes to be issued pursuant to Special Issuance Instructions must provide the Company, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

     If the Outstanding Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE ORIGINAL NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

                      TO BE COMPLETED BY TENDERING HOLDERS
                              (SEE INSTRUCTION 11)

                      PAYOR'S NAME:  NUEVO ENERGY COMPANY

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             -----------------------------
SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE                      Social Security Number
                                   BOX AT RIGHT AND CERTIFY BY SIGNING AND                                 OR
Form W-9                           DATING BELOW.                                             -----------------------------
                                                                                              Employer Identification Number
                                ---------------------------------------------------------------------------------------------------

Department of the                  PART 2 -- Certification Under penalties of perjury, I certify that:
Treasury --                        (1)  The number shown on this form is my correct taxpayer Identification Number (or I
Internal Revenue Service                am waiting for a number to be issued to me) and
                                   (2)  I am not subject to backup withholding either because I have not been notified by
PAYER'S REQUEST FOR                     the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result
TAXPAYER IDENTIFICATION                 of failure to report all interest or dividends, or the IRS has notified me that I
NUMBER (TIN)                            am no longer subject to backup withholding. Certification Instructions  You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return.
                                        However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                ---------------------------------------------------------------------------------------------------


                                   SIGNATURE________________________                              PART 3 --
                                                                                               Awaiting TIN [_]
                                   DATE_______________________, 1998                  Please complete the Certificate of
                                                                                      Awaiting Taxpayer Identification
                                                                                               Number bleow.
-----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature:______________________________                 Date_____________, 1998
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    CERTIFICATE FOR FOREIGN RECORD HOLDERS

     Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).

Signature:______________________________                 Date_____________, 1998
--------------------------------------------------------------------------------

             NOTICE OF GUARANTEED DELIVERY FOR NUEVO ENERGY COMPANY

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Nuevo Energy Company (the "Company") made pursuant to the Prospectus, dated August 20, 1998 (the "Prospectus"), if certificates for the outstanding 8-7/8% Series A Senior Subordinated Notes due 2008 (the "Outstanding Notes") of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to State Street Bank and Trust Company ("Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

STATE STREET BANK AND TRUST COMPANY, Exchange Agent


by registered or certified mail:        by hand or overnight delivery:

    State Street Bank and Trust Company    State Street Bank and Trust Company
    Corporate Trust Department             Two International Place
    Post Office Box 778                    Corporate Trust Window, Fourth Floor
    Boston, Massachusetts  02102           Boston, Massachusetts  02110
    Attention:  Kellie Mullen              Attention:  Kellie Mullen

Telephone:  (617) 664-5587
Facsimile:  (617) 664-5290  (for Eligible Institutions only)

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, the signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer Procedures for Tendering Outstanding Notes Guaranteed Delivery" section of the Prospectus.

Principal Amount of Outstanding Notes Tendered:          If Outstanding Notes will be delivered to DTC,
                                                         provide account number.
$______________________________________________          Account Number:____________________________

Certificate Nos.  (if available):

_______________________________________________

Total Principal Amount Represented by
Certificate(s):

$______________________________________________

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                               PLEASE SIGN HERE

_______________________________________________     ______________________, 1998
Signatures of Holder(s) or Authorized Signatory               Date

_______________________________________________     ______________________, 1998
Signatures of Holder(s) or Authorized Signatory               Date

     Must be signed by the holder(s) of Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Outstanding Notes will be delivered by book-entry transfer to DTC, provide account number.

Please print name(s) and address(es)

Name(s):________________________________________________________________________

Capacity:_______________________________________________________________________

Address(es):____________________________________________________________________

Area Code and Telephone Number:_________________________________________________

Account Number:_________________________________________________________________

                                   GUARANTEE
                   (Not to be used for signature guarantees)

     The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Outstanding Notes being tendered hereby in proper form for transfer or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case, together with one or more properly completed and duly executed letters of transmittal/or facsimile thereof or Agent's Message in lieu thereof and any other documents required by the Letter of Transmittal within five NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________

Area Code & Telephone No.:______________________________________________________


______________________________
Authorized Signature

______________________________
Name (Please Type or Print)

______________________________
Title

_________________________, 1998
Date


NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A COPY OF THE LETTER OF TRANSMITTAL.

                             NUEVO ENERGY COMPANY

                               LETTER TO CLIENTS
                                      FOR
                           TENDER OF ALL OUTSTANDING
                     8-7/8% SERIES A SENIOR NOTES DUE 2008
                                IN EXCHANGE FOR
                     8-7/8% SERIES B SENIOR NOTES DUE 2008

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
         SEPTEMBER 24, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").

     NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE UNLESS PREVIOUSLY ACCEPTED FOR EXCHANGE.


To Our Clients:

     We are enclosing herewith a Prospectus, dated August 20, 1998, of Nuevo Energy Company, a Delaware corporation (the "Company"), and a related Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange its 8-7/8% Series B Senior Notes due 2008 (the Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 8-7/8% Series A Senior Notes due 2008 (the "Outstanding Notes"), upon the terms and subject to the conditions set forth in the Exchange Offer.

     The Exchange Offer is not conditioned upon any minimum number of Outstanding Notes being tendered.

     We are the holder of record of Outstanding Notes held by us for your own account. A tender of such Outstanding Notes can be made only by us as the record holder and pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Outstanding Notes held by us for your account.

     We request instructions as to whether you wish to tender any or all of the Outstanding Notes held by us for your account pursuant to the terms and conditions of the Exchange Offer. We also request that you confirm that we may on your behalf make the representations and warranties contained in the Letter of Transmittal.

                                      Very truly yours,



     PLEASE RETURN YOUR INSTRUCTIONS TO US IN THE ENCLOSED ENVELOPE WITHIN AMPLE TIME TO PERMIT US TO SUBMIT A TENDER ON YOUR BEHALF PRIOR TO THE EXPIRATION DATE.

                    INSTRUCTION TO REGISTERED HOLDER AND/OR
                        BOOK-ENTRY TRANSFER PARTICIPANT

To Registered Holder and/or Participant of the Book-Entry Transfer Facility:

     The undersigned hereby acknowledges receipt of the Prospectus dated August 20, 1998 (the "Prospectus") of Nuevo Energy Company, a Delaware corporation (the "Company") and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange its 8-7/8% Series B Senior Notes due 2008 (the "Exchange Notes"), for all of its outstanding 8-7/8% Series A Senior Notes due 2008 (the "Outstanding Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder and/or book-entry transfer facility participant, as to the action to be taken by you relating to the Exchange Offer with respect to the Outstanding Notes held by you for the account of the undersigned.

     The aggregate face amount of the Outstanding Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

            $__________ of the 8-7/8% Series A Senior Notes due 2008.

     With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

[_] To TENDER the following Outstanding Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF OUTSTANDING NOTES TO BE TENDERED) (IF ANY):

[_] NOT to TENDER any Outstanding Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Outstanding Notes held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations, that (i) the Exchange Notes acquired in exchange for Outstanding Notes pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned, (ii) the undersigned is not participating in and does not intend to participate in a distribution of the Exchange Notes, (iii) the undersigned does not have any arrangement or understanding with any person to participate in the distribution of Exchange Notes, and (iv) neither the undersigned nor any such other person is an "affiliate" (within the meaning of Rule 405 under the Securities Act of 1933, as amended) of the Company. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes.

                                   SIGN HERE

Name of beneficial owner(s):____________________________________________________
                                Signature(s)
Name(s):________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                                (Please Print)
Address:________________________________________________________________________
Telephone number:_______________________________________________________________
Taxpayer Identification or Social Security Number:______________________________ Date:___________________________________________________________________________

                             NUEVO ENERGY COMPANY

                        LETTER TO REGISTERED HOLDERS AND
                     DEPOSITORY TRUST COMPANY PARTICIPANTS
                                      FOR
                           TENDER OF ALL OUTSTANDING
                      8-7/8% SERIES A SENIOR NOTES DUE 2008
                                IN EXCHANGE FOR
                      8-7/8% SERIES B SENIOR NOTES DUE 2008

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          SEPTEMBER 24, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE")

     OUTSTANDING NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE UNLESS PREVIOUSLY ACCEPTED FOR EXCHANGE.

To Registered Holders and Depository Trust Company Participants:

     We are enclosing herewith the material listed below relating to the offer by Nuevo Energy Company, a Delaware corporation (the "Company"), to exchange its 8-7/8% Series B Senior Notes due 2008 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 8-7/8% Series A Senior Notes due 2008 (the "Outstanding Notes") upon the terms and subject to the conditions set forth in the Company's Prospectus, dated August 20, 1998, and the related Letter of Transmittal (which together constitute the "Exchange Offer").

     Enclosed herewith are copies of the following documents:

     1.  Prospectus dated August 20, 1998;

     2. Letter of Transmittal (together with accompanying Substitute Form W-9 Guidelines);

     3.  Notice of Guaranteed Delivery;

     4. Letter which may be sent to your clients for whose account you hold Outstanding Notes in your name or in the name of your nominee; and

     5. Letter which may be sent from your clients to you with such client's instruction with regard to the Exchange Offer.

     We urge you to contact your clients promptly. Please note that the Exchange Offer will expire on the Expiration Date unless extended.

     The Exchange Offer is not conditioned upon any minimum number of Outstanding Notes being tendered.

     Pursuant to the Letter of Transmittal, each holder of Outstanding Notes will make certain representations, including but not limited to, representations that (i) the Exchange Notes acquired in exchange for Outstanding Notes pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned, (ii) the undersigned is not participating in and does not intend to participate in a distribution of the Exchange Notes, (iii) the undersigned does not have any arrangement or understanding with any person to participate in the distribution of Exchange Notes, and (iv) neither the undersigned nor any such other person is an "affiliate" (within the meaning of Rule 405 under the Securities Act of 1933, as amended) of the Company. If the holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes.

     The enclosed Letter to Clients contains an authorization by the beneficial owners of the Outstanding Notes for you to make the foregoing representations.

     The Company will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Outstanding Notes pursuant to the Exchange Offer.

     Additional copies of the enclosed material may be obtained from the undersigned.

                                          Very truly yours,



                                          NUEVO ENERGY COMPANY